UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices, including zip code)

(866) 441-0690

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of McEwen Mining Inc. (the “Company”), filed with the Securities and Exchange Commission on October 6, 2023 (the “Original Filing”), is being filed solely to file a revised Exhibit 96.1, Technical Report Summary for the Company's Los Azules Copper Project, as amended on November 1, 2023, and related consents. No other changes have been made to the Original Filing or any other exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
23.1	Consent of Stantec Consulting International Ltd.
23.2	Consent of Samuel Engineering Inc.
23.3	Consent of Knight Piesold Ltd.
23.4	Consent of SRK Consulting UK Limited
23.5	Consent of W. David Tyler, SME-RM
96.1	Technical Report Summary for the Los Azules Copper Project, effective May 9, 2023, as amended on November 1, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement

With the exception of historical matters, the matters discussed in the Technical Report Summary for the Los Azules Copper Project, effective May 9, 2023, as amended on November 1, 2023 (the “2023 TRS”) attached as an exhibit hereto includes forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future production and cost estimates, exploration, development, construction and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, future drilling results, metal prices, economic and market conditions, operating costs, receipt of permits, and receipt of working capital, as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and other filings with the United States Securities and Exchange Commission. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the 2023 TRS attached as an exhibit hereto, whether as a result of new information, future events, or otherwise, except as required by applicable law. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN MINING INC.

Dated: November 3, 2023	By:	/s/ Carmen Diges
Carmen Diges, General Counsel